SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, DC  20549

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                               FORM 8-K


                            CURRENT REPORT


                    Pursuant to Section 13 or 15(d)
                                 of the
                    Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  October 2, 1995
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                       THE PARKWAY COMPANY
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     (Exact name of Registrant as specified in its charter)



Texas                       0-12505                   74-2123597
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(State or other     (Commission File Number)        (IRS Employer
jurisdiction of                                    Identification
incorporation)                                         Number)


300 One Jackson Place, 188 E. Capitol St., Jackson, MS  39201
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(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (601) 948-4091
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  (Former name or former address, if changed since last report)

                              FORM 8-K

                         THE PARKWAY COMPANY


Item 2.   Acquisition or Disposition of Assets.

               On October 2, 1995, The Parkway Company ("Parkway") purchased the IBM Building in Jackson, Mississippi from ICMPI (Jackson), Inc., a wholly owned subsidiary of Bedford Property Investors, Inc., an unrelated party, for $6,500,000. The IBM Building is a four story brick office building with approximately 90,000 square feet of rentable area and surface parking for approximately 362 automobiles. The building was built in 1985 and the occupancy at the purchase date was 92%. Eleven tenants occupy the premises. Four major tenants -- IBM, Conway Computer Group, General Electric and GMAC -- occupy more than 50% of the space in aggregate. The $6,500,000 purchase price was funded with existing cash reserves.
          On September 19, 1995, Security Centre', Inc., a wholly owned subsidiary of The Parkway Company, received funding of $10,000,000 on a term loan from Deposit Guaranty National Bank ("DGNB") which is secured by the investment in Mtel Centre' in Jackson, Mississippi. The note accrues interest at DGNB's prime rate, interest payments are due monthly with principal due upon maturity on February 5, 1997. Cash proceeds from this loan funding contributed to the cash reserves used to purchase the IBM Building.

Item 7.   Financial Statements and Exhibits.

               (a)  Financial Statements of the IBM Building

               It is impractical to provide the audited financial statements of the IBM Building required by Item 7(a) of Form 8-K, but such financial statements will be filed as soon as practical but not later than 60 days after the filing of this Form 8-K.

               (b)  Pro Forma Consolidated Financial Statements.

               The pro forma consolidated financial statements will be filed with the audited financial statements of the IBM Building.

               (c)  Exhibits.

                         (10) Agreement to Sell Improved Real
                    Property dated August 22, 1995 between ICMPI
                    (Jackson), Inc. and The Parkway Company.

                                   FORM 8-K

                              THE PARKWAY COMPANY


                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:     October 16, 1995

                                        THE PARKWAY COMPANY



                              BY:       /s/Sarah P. Clark
                                        Sarah P. Clark
                                        Vice President,
                                        Chief Financial Officer
                                        and Secretary